Warranty Liabilities	12 Months Ended
Jan. 03, 2015
Warranty Liabilities
Warranty Liabilities

4. Warranty Liabilities

        The Company's warranty liabilities are primarily related to watch products and are included in accrued expenses—other in the consolidated balance sheets. The Company's FOSSIL® watch products sold in the U.S. are covered by a limited warranty against defects in materials or workmanship for a period of 11 years from the date of purchase. RELIC® watch products sold in the U.S. are covered by a comparable 12 year warranty, while certain other watches sold by the Company are covered by a comparable two year limited warranty. SKAGEN branded watches are covered by a lifetime warranty against defects due to faulty material or workmanship subject to normal conditions of use. The Company's warranty liability is recorded using historical warranty repair expense. As changes in warranty costs are experienced, the warranty accrual is adjusted as necessary. Warranty liability activity consisted of the following (in thousands):

Fiscal Year	2014	2013	2012
Beginning balance	$15,658	$13,383	$10,996
Settlements in cash or kind	(12,313)	(10,672)	(6,945)
Warranties issued and adjustments to preexisting warranties(1)	10,155	12,607	8,737
Liabilities assumed in acquisition	0	340	595

Ending balance	$13,500	$15,658	$13,383

(1)	Changes in cost estimates related to preexisting warranties are aggregated with accruals for new standard warranties issued and foreign currency changes.